Cover	Aug. 14, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002133417
Document Type	S-6
Entity Registrant Name	FT 13136
Document Period End Date	Aug. 14, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average total return through a combination of capital appreciation and dividend income by investing in a fixed portfolio of equity securities. Under normal circumstances, the Trust will invest at least 80% of its assets in income producing equity securities.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The objective of our approach is to achieve the potential for long-term growth of capital while seeking to reduce the extreme fluctuations that oftentimes cause investors to flee the market at the wrong time. The principal hallmarks of our approach are an emphasis on value and finding established companies with above-average dividend yields. You should be aware that there is no guarantee that the issuers of the securities included in the Trust will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time. The Trust may be appropriate for investors seeking both income and the potential for long-term capital growth by taking a value approach to the market.

While not a part of the Trust’s portfolio selection process, the Trust also invests in foreign securities, depositary receipts and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.